Exhibit 10.1
Execution Version
LIMITED CONSENT AND AMENDMENT NO. 5
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     This Limited Consent and Amendment No. 5 to Third Amended and Restated Credit Agreement, dated as of November 16, 2010 (this “Consent”), is entered into by and among WESCO Distribution, Inc., a Delaware corporation (“WESCO Distribution”), WESCO Equity Corporation, a Delaware corporation (“WESCO Equity”), WESCO Nevada, Ltd., a Nevada corporation (“WESCO Nevada”), Carlton-Bates Company, an Arkansas corporation (“Carlton-Bates”), Communications Supply Corporation, a Connecticut corporation (“CSC”), Calvert Wire & Cable Corporation, a Delaware corporation (“Calvert”), Bruckner Supply Company, Inc., a Delaware corporation (“Bruckner”) and Liberty Wire & Cable, Inc., a Delaware corporation (“Liberty” and, together with WESCO Distribution, WESCO Equity, WESCO Nevada, Carlton-Bates, CSC, Calvert and Bruckner, the “US Borrowers” and each individually as a “US Borrower”); WESCO Distribution Canada LP, an Ontario limited partnership (“WESCO DC LP” or “Canadian Borrower” and, together with the US Borrowers, the “Borrowers”, and each individually, a “Borrower”); the other Credit Parties; General Electric Capital Corporation, a Delaware corporation (in its individual capacity, “GE Capital”), for itself, as a US Lender, and as Agent for US Lenders with respect to Loans and other credit made available to US Borrowers and as an agent for Canadian Agent and all Lenders with respect to Collateral owned by a US Credit Party; GE Canada Finance Holding Company, a Nova Scotia unlimited liability company (“GE Capital Canada”), as a Canadian Lender and as Canadian Agent (Canadian Agent and Agent being defined as the “Agents”) for Loans and other credit made available to Canadian Borrowers and as agent for Canadian Lenders with respect to Collateral owned by the Canadian Credit Parties; the other US Lenders that are parties hereto and the other Canadian Lenders that are parties hereto.
RECITALS
     A. Borrowers, the other Credit Parties, Agents and Lenders are parties to that certain Third Amended and Restated Credit Agreement, dated as of November 1, 2006, including all annexes, exhibits and schedules thereto (as amended, supplemented or otherwise modified in writing to date and as from time to time hereafter further amended, restated, supplemented or otherwise modified in writing, the “Credit Agreement”).
     B. Borrowers and the other Credit Parties have requested that Agents and Lenders consent to certain transactions as described below in this Consent and Agents and Lenders are willing to do so as and to the extent, and solely as and to the extent, and subject to the terms and conditions, including, without limitation, those set forth in Section 4 with respect to the effectiveness, if any, of this Consent, set forth in this Consent.
     C. Upon its effectiveness, this Consent shall constitute a Loan Document and these Recitals shall be construed as part of this Consent.

          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Loans and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, US Borrowers by US Lenders and Canadian Borrower by Canadian Lenders, Borrowers, the other Credit Parties, Agents and Lenders hereby agree as follows:
     1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Consent shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.
     2. Consent. Notwithstanding Section 6.1 of the Credit Agreement or any other terms or provisions of the Credit Agreement or any other Loan Document to the contrary, Agents and Lenders hereby consent to the acquisition by Wesco Distribution or another Borrower or other Credit Party of 100% of the equity interests of TVC Communications, LLC, a Pennsylvania limited liability company (“TVC”), by means of a stock purchase, merger transaction or otherwise, and in connection therewith, to the extent deemed advisable by Wesco Distribution, to the formation of a new acquisition subsidiary of any Borrower or other Credit Party (“Newco Sub”) (the “TVC Acquisition”); provided, that: (a) at the time of the consummation of the TVC Acquisition, and both before and after giving effect thereto, the Borrowers shall have excess Borrowing Availability of not less than $150,000,000; (b) the consummation of the TVC Acquisition shall have occurred prior to March 15, 2011; (c) as promptly as possible, and in any event within twenty (20) Business Days, after the consummation of the TVC Acquisition, the Borrowers and other Credit Parties shall enter into amendments to existing Pledge Agreements and/or new Pledge Agreements in form and substance satisfactory to Agents whereby there shall be pledged to Agent, on behalf of itself and Lenders, or to Canadian Agent, on behalf of itself and Lenders, as appropriate, the equity interests of TVC, Newco Sub and any of their respective domestic or Canadian Subsidiaries (collectively, the “Pledged Stock”); (d) as promptly as possible, and in any event within twenty (20) Business Days, after the consummation of the TVC Acquisition, the Borrowers and the other Credit Parties shall deliver or cause to be delivered to Agent the original share certificates evidencing all such Pledged Stock together with executed and undated stock powers related thereto in form and substance satisfactory to Agent; and (e) as promptly as possible, and in any event within twenty (20) Business Days, after the consummation of the TVC Acquisition, Borrowers and the other Credit Parties shall (i) cause TVC, any Newco Sub and any of their respective domestic or Canadian Subsidiaries (collectively, the “TVC Entities” and each individually, a “TVC Entity”) to execute and deliver to Agents a joinder to the Credit Agreement pursuant to which each TVC Entity shall become a Guarantor and a Credit Party under the Credit Agreement, (ii) cause each TVC Entity to execute and deliver to Agents a joinder to the Security Agreement, or the Canadian Security Agreement, as applicable, pursuant to which each TVC Entity shall become a Grantor under the Security Agreement or a Canadian Guarantor under the Canadian Security Agreement, as applicable, (iii) cause each TVC Entity to execute and deliver to Agents a joinder to the Subsidiary Guaranty, or Canadian Subsidiary Guaranty, as applicable, pursuant to which each TVC Entity shall become a Guarantor under the Subsidiary Guaranty or a Canadian Guarantor under the Canadian Subsidiary Guaranty, as applicable, and (iv) cause each TVC Entity to execute and deliver any and all financing statements, agreements, instruments and documents and take such further actions as either Agent may deem reasonably necessary or desirable in order to effectuate the foregoing intents and purposes. Upon completion of the each of the actions required under the

2

immediately preceding sentence, each TVC Entity shall become a Credit Party and a Guarantor or a Canadian Credit Party and a Canadian Guarantor, as applicable, under the Credit Agreement and the other applicable Loan Documents. For the avoidance of doubt: (I) each TVC Entity shall be a Credit Party and a Guarantor, or a Canadian Credit Party and a Canadian Guarantor, as applicable, under the Credit Agreement and the other Loan Documents and shall not be a Borrower or a Canadian Borrower thereunder unless and until (A) the Agents shall have completed their legal, business and collateral due diligence review with respect to the business and assets of the TVC Entities with results of such due diligence review satisfactory to Agents in their reasonable discretion and (B) any and each, as applicable, TVC Entity shall have been joined to the Credit Agreement as a Borrower or Canadian Borrower, as applicable, and shall have executed and delivered to Agents any and all agreements, instruments and documents and shall have taken such further actions as any Agent may reasonably deem necessary or desirable in order to effectuate the foregoing intents and purposes; and (II) no Inventory or Accounts acquired in connection with the TVC Acquisition shall be taken into account for purposes of calculating the Canadian Borrowing Base or the U.S. Borrowing Base, as applicable, unless and until (A) the Agents shall have completed their legal, business and collateral due diligence review with respect to the business and assets of the TVC Entities with results of such due diligence review satisfactory to Agents in their reasonable discretion and (B) any and each, as applicable, TVC Entity shall have been joined to the Credit Agreement as a Borrower or Canadian Borrower, as applicable, and shall have executed and delivered to Agents any and all agreements, instruments and documents and shall have taken such further actions as any Agent may reasonably deem necessary or desirable in order to effectuate the foregoing intents and purposes.
     3. Representations and Warranties. The Borrowers and the other Credit Parties, jointly and severally, hereby represent and warrant to Agents and Lenders that:
          3.1. The execution, delivery and performance by each Borrower and each other Credit Party of this Consent and any related Loan Documents have been duly authorized by all necessary corporate, limited liability company, partnership or other constituent document action, and this Consent constitutes the legal, valid and binding obligation of each Borrower and each other Credit Party enforceable against each of them in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or to general principles of equity.
          3.2. Each of the execution, delivery and performance of this Consent and any related Loan Documents by each Borrower and each other Credit Party and the consummation of the TVC Acquisition (i) does not, and will not, contravene or conflict with any provision of law, any judgment, decree or order, or the certificate or articles of incorporation or by-laws, or limited liability company agreement or membership agreement, partnership agreement or other constituent documents of any Borrower or any other Credit Party, and (ii) does not, and will not, contravene or conflict with, or cause any Lien to arise under, any provision of any indenture, agreement, mortgage, lease, instrument or other document binding upon or otherwise affecting any Borrower or any other Credit Party or any property of any Borrower or any other Credit Party.

3

          3.3. No Default or Event of Default exists under the Credit Agreement or any other Loan Document or will exist after or be triggered by the execution, delivery and performance of this Consent or the consummation of the TVC Acquisition or the other transactions contemplated hereby. In addition, each Borrower and each other Credit Party hereby represents, warrants and reaffirms that the Credit Agreement and each of the other Loan Documents to which it is a party remains in full force and effect.
     4. Conditions Precedent to Effectiveness. The effectiveness, if any, of this Consent is subject to the satisfaction of each of the following conditions precedent:
          4.1. Consent. This Consent shall have been duly executed and delivered by each Borrower, each other Credit Party, Agents and Requisite Lenders.
          4.2. No Default. No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Consent or the consummation of the TVC Acquisition or the other transactions contemplated hereby.
          4.3. Timing. The conditions set forth in Section 4.1 (including due execution and delivery by each Borrower and each other Credit Party) and Section 4.2 above shall be satisfied on or before December 31, 2010. In the event that such conditions are not so satisfied on or before December 31, 2010, this Consent shall be void ab initio and shall be deemed to not have existed.
     5. Consent Fee. The Borrowers hereby covenant and agree that, in the event, if any, that the TVC Acquisition is consummated, within one (1) Business Day of such consummation of the TVC Acquisition, the Borrowers shall pay to the Agent a consent fee in an amount equal to 0.10% of the aggregate amount of the Commitments as of the date hereof, which consent fee shall be for the pro rata benefit of those Lenders which have timely executed and delivered their respective signature pages to this Consent satisfying the condition precedent set forth in Section 4.1. Lenders acknowledge and agree that any further Amendment resultant from the TVC Acquisition to sell, transfer or otherwise reposition the TVC Entities or any other subsidiaries acquired in the TVC Acquisition or any other Credit Parties or their subsidiaries within the legal organization of any Borrower, Guarantor or Credit Party, if approved by the Requisite Lenders, will not result in any additional Consent Fee being paid to the Lenders. For greater certainty, any future Amendment shall be subject to approval as provided in the Credit Agreement.
     6. Reference to and Effect Upon the Credit Agreement and other Loan Documents.
          6.1. Full Force and Effect. Upon its effectiveness, except as specifically provided herein, the Credit Agreement and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by each Borrower and each other Credit Party.
          6.2. No Waiver. Upon its effectiveness, the execution, delivery and effect of this Consent shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or other modification of any term or condition (except as specifically provided in this Consent) of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which any Agent or any Lender

4

now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.
          6.3. Certain Terms. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
     7. Counterparts. This Consent may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Consent by telecopier or “pdf” shall be as effective as delivery of a manually executed counterpart signature page to this Consent.
     8. Costs and Expenses. As provided in Section 11.3 (Fees and Expenses) of the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by each Agent in connection with the preparation of this Consent (including, without limitation, reasonable attorneys’ fees).
     9. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.
     10. Headings. Section headings in this Consent are included herein for convenience of reference only and shall not constitute a part of this Consent for any other purpose.
[Signature Pages Follow]

5

     IN WITNESS WHEREOF, this Consent has been duly executed as of the date first written above.

BORROWERS: WESCO DISTRIBUTION, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Vice President and Treasurer

WESCO EQUITY CORPORATION
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

WESCO NEVADA, LTD.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CARLTON-BATES COMPANY
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

COMMUNICATIONS SUPPLY CORPORATION
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CALVERT WIRE & CABLE CORPORATION
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

LIBERTY WIRE & CABLE, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

BRUCKNER SUPPLY COMPANY, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CANADIAN BORROWER: WESCO DISTRIBUTION CANADA LP
By:	Wesco Distribution Canada GP Inc.,
its General Partner

By:	/s/ Brian M. Begg
	Name:	Brian M. Begg
	Title:	Assistant Secretary

U.S. CREDIT PARTIES: WESCO INTERNATIONAL, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Vice President and Treasurer

WESCO FINANCE CORPORATION
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CDW HOLDCO, LLC
By:	Wesco Distribution, Inc.,
its Managing Member

By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Vice President and Treasurer

WDC HOLDING INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

WESCO NIGERIA, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CBC LP HOLDINGS, LLC
By:	WDC Holding Inc.,
its Sole Member

By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CARLTON-BATES COMPANY OF TEXAS GP, INC.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

WDCH, LP
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

CANADIAN CREDIT PARTIES: WESCO DISTRIBUTION CANADA GP INC.
By:	/s/ Brian M. Begg
	Name:	Brian M. Begg
	Title:	Assistant Secretary

WESCO DISTRIBUTION CANADA CO.
By:	/s/ Brian M. Begg
	Name:	Brian M. Begg
	Title:	Assistant Secretary

WESCO DISTRIBUTION II ULC
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender
By:	/s/ James Desantis
	Name:	James Desantis
	Title:	Duly Authorized Signatory

GE CANADA FINANCE HOLDING COMPANY, as Canadian Agent and a Lender
By:	/s/ Richard Zeni
	Name:	Richard Zeni
	Title:	Duly Authorized Signatory

BANK OF AMERICA, N.A., as a Lender
By:	/s/ William J. Wilson
	Name:	William J. Wilson
	Title:	Senior Vice President

CITIZENS BANK OF PENNSYLVANIA, as a Lender
By:	/s/ Don Cmar
	Name:	Don Cmar
	Title:	Vice President

PNC BANK, N.A., as a Lender
By:	/s/ David B. Thayer
	Name:	David B. Thayer
	Title:	Vice President

FIRST COMMONWEALTH BANK, as a Lender
By:	/s/ Brian J. Sohocki
	Name:	Brian J. Sohocki
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender
By:	/s/ Sean Spring
	Name:	Sean Spring
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Rufus S. Dowe, III
	Name:	Rufus S. Dowe, III
	Title:	Assistant Vice President

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender
By:	/s/ Lisa M. Gonzales
	Name:	Lisa M. Gonzales
	Title:	Vice President

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender
By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

JPMORGAN CHASE BANK, N.A. TORONTO BRANCH, as a Lender
By:	/s/ Steve Voigt
	Name:	Steve Voigt
	Title:	Senior Vice President

PNC BANK CANADA BRANCH, as a Lender
By:	/s/ Mike Danby
	Name:	Mike Danby
	Title:	Assistant Vice President

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender
By:	/s/ Sean Spring
	Name:	Sean Spring
	Title:	Vice President